Supplement dated June 18, 2014 to the current Summary Prospectus

John Hancock Small Cap Equity Fund

(the “fund”)

The following information supplements the portfolio manager information in the Summary Prospectus under the heading “Portfolio management”:

Daniel H. Cole, CFA no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. Cole as a portfolio manager on the investment management team of the fund are removed from the Summary Prospectuses for all share classes of the fund. Thomas L. Holman continues to serve as the portfolio manager of the fund.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.